CONSOLIDATED BALANCE SHEETS (Parenthetical) - USD ($) shares in Thousands, $ in Thousands	Dec. 31, 2016	Dec. 31, 2015
CONSOLIDATED BALANCE SHEETS
Allowances for doubtful accounts (in dollars)	$ 2,339	$ 4,564
Ordinary share, par value (in dollars per share)	$ 0.00375	$ 0.00375
Ordinary share, authorized shares	250,000	250,000
Ordinary share, shares issued	39,009	38,465
Ordinary share, shares outstanding	35,225	36,735
Treasury shares	3,784	1,730